UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2021

WEINGARTEN REALTY INVESTORS

(Exact name of registrant as specified in its charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $.03 par value	WRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2021, the shareholders of Weingarten Realty Investors (the “Company”), upon the recommendation of the Board of Trust Managers, approved the Second Amendment (the “Second Amendment”) to the Weingarten Realty Investors Amended and Restated 2010 Long-Term Incentive Plan, as amended by the First Amendment (the “Plan”) to increase the number of common shares of beneficial interest of the Company (“common shares”) reserved for issuance from 4,000,000 common shares to 5,200,000 common shares.

Attached hereto as Exhibit 99.1 is the Second Amendment. A brief description of the Second Amendment and the Plan are included as part of the Company’s Proxy Statement for the 2021 Annual Meeting of Shareholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on March 15, 2021. The descriptions of the Second Amendment and the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Second Amendment and the Plan.

Item 5.07.       Submission of Matters to a Vote of Security Holders.

On April 26, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 127,615,262 common shares were entitled to vote as of February 25, 2021, the record date for the Annual Meeting. There were 113,552,727 common shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders of the Company at the Annual Meeting, and the final voting results of each proposal.

(1)The shareholders elected each of the eight nominees to the Board of Trust Managers to serve until their successors have been elected and qualified, as follows:

TRUST MANAGER	FOR	AGAINST	ABSTAIN
Andrew M. Alexander	96,941,952	4,315,317	67,236
Stanford J. Alexander	99,451,448	1,804,254	68,803
Shelaghmichael C. Brown	57,176,691	44,063,222	84,592
Stephen A. Lasher	89,300,026	10,376,396	1,648,083
Thomas L. Ryan	100,082,097	1,160,408	82,000
Douglas W. Schnitzer	73,374,368	27,602,888	347,249
C. Park Shaper	93,380,870	7,858,507	85,128
Marc J. Shapiro	75,907,294	23,768,281	1,648,930

There were 12,228,222 broker non-votes with respect to the election of the Board of Trust Managers.

(2)The shareholders approved the adoption of the Second Amendment to the Weingarten Realty Investors Amended and Restated 2010 Long-Term Incentive Plan, as amended, as follows:

FOR	96,755,557
AGAINST	4,421,040
ABSTAIN	147,908
BROKER NON-VOTES	12,228,222

(3)The shareholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, as follows:

FOR	110,463,362
AGAINST	2,985,218
ABSTAIN	104,147

(4)The shareholders approved, by non-binding vote, the compensation awarded to the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2021 Proxy Statement, as follows:

FOR	92,755,654
AGAINST	8,238,023
ABSTAIN	330,828
BROKER NON-VOTES	12,228,222

Item 9.01.       Financial Statements and Exhibits.

99.1	Second Amendment to the Amended and Restated 2010 Long-Term Incentive Plan of Weingarten Realty Investors.
99.2

First Amendment to the Amended and Restated 2010 Long-Term Incentive Plan of Weingarten Realty Investors (filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-8 dated July 31, 2018 (File No. 333-226448) and incorporated herein by reference).

99.3	Amended and Restated 2010 Long-Term Incentive Plan of Weingarten Realty Investors (filed as Exhibit 99.1 to the Company’s Form 8-K dated April 26, 2010 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2021

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/
Chief Accounting Officer

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